UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, DC 20549


                              FORM 8-K


                     CURRENT REPORT PURSUANT
                  TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported)  JULY 24, 1995


                PHARMAKINETICS LABORATORIES, INC.
     (Exact Name of Registrant as Specified in its Charter)


                          MARYLAND
         (State or Other Jurisdiction of Incorporation)


       0-11580                             52-1067519
(Commission File Number)      (I.R.S. Employer Identification Number)


    302 WEST FAYETTE STREET, BALTIMORE, MARYLAND           21201
      (Address of Principal Executive Offices)           (Zip Code)


                         (410) 385-4500
        (Registrant's Telephone Number, Including Area Code)

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Item 6.  Resignation of Registrant's Director

     On July 24, 1995, V. Brewster Jones resigned his positions as President, Chief Executive Officer and Director of PharmaKinetics
Laboratories, Inc.   Mr. Jones resigned to pursue personal
interests.  He will remain with the Company as a consultant.

     The Board of Directors appointed James K. Leslie, previously
Executive Vice President and Chief Operating Officer, to the positions of President and Chief Executive Officer, and elected him to serve as a Director of the Company effective July 24, 1995.


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                                SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PHARMAKINETICS LABORATORIES, INC.
                                          (Registrant)


       July 27, 1995                      /s/Taryn L. Kunkel
          (Date)                          Taryn L. Kunkel
                                          Vice President and
                                          Chief Financial Officer